U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 1, 2007


                                XINHUA CHINA LTD.
        _________________________________________________________________
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
              _____________________________________________________
              (State or other Jurisdiction as Specified in Charter)


       000-33193                                         88-0437644
________________________                    ____________________________________
(Commission file number)                    (I.R.S. Employer Identification No.)


                         A-11 Chaowai Men Property Trade
                             Center Office Building
                          No. 26 Chaoyanmen Wai Street
                           Chaoyang District, Beijing
                           People's Republic of China
                    ________________________________________
                    (Address of Principal Executive Offices)


                                 86-10-85656588
                           ___________________________
                           (Issuer's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on August 1, 2007, the board of directors of Xinhua China Ltd., a Nevada corporation (the "Company"), accepted the resignation of Peter Shandro as a director and a Vice-President of the Company.

As of the date of this Current Report, the board of directors of the Company intends to appoint an additional director to fill the vacancy created by the resignation of Mr. Shandro.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits

    Not applicable.


                                   SIGNATURES


In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             XINHUA CHINA LTD.


Date:  August 8, 2007                        By: /s/ XIANPING WANG
                                                 _________________
                                                     Xianping Wang
                                                     President/CEO